UNANIMOUS WRITTEN CONSENT IN LIEU OF A MEETING OF THE BOARD OF DIRECTORS OF MARATHON DIGITAL HOLDINGS, INC.

July 28, 2021

The undersigned, being all of the members of the Board of Directors (the "Board") of Marathon Digital Holdings, Inc., a Nevada corporation (the "Company"), acting pursuant to Section 78.315 of the Nevada Revised Statutes, authorizing actions to be taken by the Board by written consent in lieu of a meeting, hereby adopt, by unanimous written consent, the following resolutions with the same force and effect as if they had been unanimously adopted at a duly convened meeting of the Board and direct that this Written Consent be filed with the minutes of the proceedings of the Board.

IT IS HEREBY RESOLVED that the terms of a transaction with Bitmain to purchase 30,000 S19j Pro BitMain miners for a gross purchase price of $ is approved with the following terms ("Transaction"), are ratified, confirmed and approved:

(i) Quantities and delivery times as set forth below:
(ii)

Batch	Product Name	Shipping Schedule	Reference Quantity	Total Rated Hashrate (T)	Price (US$/ T)	Unit Price (US$)	Total Price (US$)
1	HASH Super Computing Server, S19j Pro	January 2022	5000	500000	46	4600	23000000
2	HASH Super Computing Server, S19j Pro	February 2022	5000	500000	44.5	4450	22250000
3	HASH Super Computing Server, S19j Pro	March 2022	5000	500000	42.5	4250	21250000
4	HASH Super Computing Server, S19j Pro	April 2022	5000	500000	41.5	4150	20750000
5	HASH Super Computing Server, S19j Pro	May 2022	5000	500000	39.5	3950	19750000

6	HASH Super Computing Server, S19j Pro	June 2022	5000	500000	38	3800	19000000

(ii) The purchase terms are as follows:

Payment Percentage	Note	Payment Date (Assuming this Agreement is signed on July 28, 2021.)
25%	25% of the Total Purchase Price	25% of the Total Purchase Price shall be paid by July 29, 2021.
35%	35% per month of a single batch	35% of the price for January batch shall be paid by July 29, 2021; 35% of the price for February batch shall be paid by August 15, 2021; 35% of the price for March batch shall be paid by September 15, 2021; 35% of the price for Apr batch shall be paid by October 15, 2021; 35% of the price for May batch shall be paid by November 15, 2021; 35% of the price for June batch shall be paid by December 15, 2021.
Remaining 40%	40% per month of a single batch	40% of the price for January batch shall be paid by November 15, 2021; 40% of the price for February batch shall be paid by December 15, 2021; 40% of the price for March batch shall be paid by January 15, 2022; 40% of the price for Apr batch shall be paid by February 15, 2022; 40% of the price for May batch shall be paid by March 15, 2022; 40% of the price for June batch shall be paid by April 15, 2022.

; and it is

FURTHER RESOLVED that the form, terms and provisions of the purchase agreement attached hereto as Exhibit A are hereby ratified, confirmed and approved, and that Fred Thiel is authorized to executed and deliver this agreement as CEO of the Company; and it is

FURTHER RESOLVED that Fred Thiel is authorized to negotiate and finalize the Transaction with such additional and varied terms, as he deems reasonable in his business judgment; and it is hereby

FURTHER RESOLVED that Fred Thiel is authorized to have prepared instruments with regard to the Transaction, with such written terms as he deems appropriate and to execute and deliver such agreements and instruments and take such actions necessary to consummate the Transaction.

General

IT IS HEREBY RESOLVED, that this Board hereby authorizes and directs the Authorized Officers, acting alone, in the name and on behalf of the Company, to do and perform all such further acts and things, to make, execute, acknowledge, verify, certify, deliver, file and record in the name and on behalf of the Company, and, to the extent required under its corporate seal, any and all other instruments, certificates, forms of resolution and other documents and to do any and all other acts as said Authorized Officers shall deem necessary or advisable in order to carry out, comply with, and effectuate the intent and purposes of the foregoing resolutions, and any or all of the transactions contemplated herein, the authority thereof to be conclusively evidenced by the taking of such action or the execution and delivery of such documents.

IN WITNESS WHEREOF, the undersigned have signed this Written Consent as of the date first written above.

Merrick D. Okamoto

Georges Antoun

Jay Leupp

Kevin DeNuccio

Fred Thiel

UNANIMOUS WRITTEN CONSENT IN LIEU OF A MEETING OF THE BOARD OF DIRECTORS OF MARATHON DIGITAL HOLDINGS, INC.

July 28, 2021

The undersigned, being all of the members of the Board of Directors (the "Board") of Marathon Digital Holdings, Inc., a Nevada corporation (the "Company"), acting pursuant to Section 78.315 of the Nevada Revised Statutes, authorizing actions to be taken by the Board by written consent in lieu of a meeting, hereby adopt, by unanimous written consent, the following resolutions with the same force and effect as if they had been unanimously adopted at a duly convened meeting of the Board and direct that this Written Consent be filed with the minutes of the proceedings of the Board.

IT IS HEREBY RESOLVED that the terms of a transaction with Bitmain to purchase 30,000 S19j Pro BitMain miners for a gross purchase price of $ is approved with the following terms ("Transaction"), are ratified, confirmed and approved:

(i) Quantities and delivery times as set forth below:
(ii)

Batch	Product Name	Shipping Schedule	Reference Quantity	Total Rated Hashrate (T)	Price (US$/T)	Unit Price (US$)	Total Price (US$)
1	HASH Super Computing Server, S19j Pro	January 2022	5000	500000	46	4600	23000000
2	HASH Super Computing Server, S19j Pro	February 2022	5000	500000	44.5	4450	22250000
3	HASH Super Computing Server, S19j Pro	March 2022	5000	500000	42.5	4250	21250000
4	HASH Super Computing Server, S19j Pro	April 2022	5000	500000	41.5	4150	20750000
5	HASH Super Computing Server, S19j Pro	May 2022	5000	500000	39.5	3950	19750000

6	HASH Super Computing Server, S19j Pro	June 2022	5000	500000	38	3800	19000000

(ii) The purchase terms are as follows:

Payment Percentage	Note	Payment Date (Assuming this Agreement is signed on July 28, 2021.)
25%	25% of the Total Purchase Price	25% of the Total Purchase Price shall be paid by July 29, 2021.
35%	35% per month of a single batch	35% of the price for January batch shall be paid by July 29, 2021; 35% of the price for February batch shall be paid by August 15, 2021; 35% of the price for March batch shall be paid by September 15, 2021; 35% of the price for Apr batch shall be paid by October 15, 2021; 35% of the price for May batch shall be paid by November 15, 2021; 35% of the price for June batch shall be paid by December 15, 2021.
Remaining 40%	40% per month of a single batch	40% of the price for January batch shall be paid by November 15, 2021; 40% of the price for February batch shall be paid by December 15, 2021; 40% of the price for March batch shall be paid by January 15, 2022; 40% of the price for Apr batch shall be paid by February 15, 2022; 40% of the price for May batch shall be paid by March 15, 2022; 40% of the price for June batch shall be paid by April 15, 2022.

; and it is

FURTHER RESOLVED that the form, terms and provisions of the purchase agreement attached hereto as Exhibit A are hereby ratified, confirmed and approved, and that Fred Thiel is authorized to executed and deliver this agreement as CEO of the Company; and it is

FURTHER RESOLVED that Fred Thiel is authorized to negotiate and finalize the Transaction with such additional and varied terms, as he deems reasonable in his business judgment; and it is hereby

FURTHER RESOLVED that Fred Thiel is authorized to have prepared instruments with regard to the Transaction, with such written terms as he deems appropriate and to execute and deliver such agreements and instruments and take such actions necessary to consummate the Transaction.

General

IT IS HEREBY RESOLVED, that this Board hereby authorizes and directs the Authorized Officers, acting alone, in the name and on behalf of the Company, to do and perform all such further acts and things, to make, execute, acknowledge, verify, certify, deliver, file and record in the name and on behalf of the Company, and, to the extent required under its corporate seal, any and all other instruments, certificates, forms of resolution and other documents and to do any and all other acts as said Authorized Officers shall deem necessary or advisable in order to carry out, comply with, and effectuate the intent and purposes of the foregoing resolutions, and any or all of the transactions contemplated herein, the authority thereof to be conclusively evidenced by the taking of such action or the execution and delivery of such documents.

IN WITNESS WHEREOF, the undersigned have signed this Written Consent as of the date first written above.

____
Merrick D. Okamoto

____
Georges Antoun

____
Jay Leupp

____
Kevin DeNuccio

____
Fred Thiel

UNANIMOUS WRITTEN CONSENT IN LIEU OF A MEETING OF THE BOARD OF DIRECTORS OF MARATHON DIGITAL HOLDINGS, INC.

July 28, 2021

The undersigned, being all of the members of the Board of Directors (the "Board") of Marathon Digital Holdings, Inc., a Nevada corporation (the "Company"), acting pursuant to Section 78.315 of the Nevada Revised Statutes, authorizing actions to be taken by the Board by written consent in lieu of a meeting, hereby adopt, by unanimous written consent, the following resolutions with the same force and effect as if they had been unanimously adopted at a duly convened meeting of the Board and direct that this Written Consent be filed with the minutes of the proceedings of the Board.

IT IS HEREBY RESOLVED that the terms of a transaction with Bitmain to purchase 30,000 S19j Pro BitMain miners for a gross purchase price of $ is approved with the following terms ("Transaction"), are ratified, confirmed and approved:

(i) Quantities and delivery times as set forth below:
(ii)

Batch	Product Name	Shipping Schedule	Reference Quantity	Total Rated Hashrate (T)	Price (US$/ T)	Unit Price (US$)	Total Price (US$)
1	HASH Super Computing Server, S19j Pro	January 2022	5000	500000	46	4600	23000000
2	HASH Super Computing Server, S19j Pro	February 2022	5000	500000	44.5	4450	22250000
3	HASH Super Computing Server, S19j Pro	March 2022	5000	500000	42.5	4250	21250000
4	HASH Super Computing Server, S19j Pro	April 2022	5000	500000	41.5	4150	20750000
5	HASH Super Computing Server, S19j Pro	May 2022	5000	500000	39.5	3950	19750000

FURTHER RESOLVED that Fred Thiel is authorized to negotiate and finalize the Transaction with such additional and varied terms, as he deems reasonable in his business judgment; and it is hereby

FURTHER RESOLVED that Fred Thiel is authorized to have prepared instruments with regard to the Transaction, with such written terms as he deems appropriate and to execute and deliver such agreements and instruments and take such actions necessary to consummate the Transaction.

General

IT IS HEREBY RESOLVED, that this Board hereby authorizes and directs the Authorized Officers, acting alone, in the name and on behalf of the Company, to do and perform all such further acts and things, to make, execute, acknowledge, verify, certify, deliver, file and record in the name and on behalf of the Company, and, to the extent required under its corporate seal, any and all other instruments, certificates, forms of resolution and other documents and to do any and all other acts as said Authorized Officers shall deem necessary or advisable in order to carry out, comply with, and effectuate the intent and purposes of the foregoing resolutions, and any or all of the transactions contemplated herein, the authority thereof to be conclusively evidenced by the taking of such action or the execution and delivery of such documents.

IN WITNESS WHEREOF, the undersigned have signed this Written Consent as of the date first written above.

____
Merrick D. Okamoto

____
Georges Antoun

____
Jay Leupp

____
Kevin DeNuccio

____
Fred Thiel

UNANIMOUS WRITTEN CONSENT IN LIEU OF A MEETING OF THE BOARD OF DIRECTORS OF MARATHON DIGITAL HOLDINGS, INC.

July 28, 2021

The undersigned, being all of the members of the Board of Directors (the "Board") of Marathon Digital Holdings, Inc., a Nevada corporation (the "Company"), acting pursuant to Section 78.315 of the Nevada Revised Statutes, authorizing actions to be taken by the Board by written consent in lieu of a meeting, hereby adopt, by unanimous written consent, the following resolutions with the same force and effect as if they had been unanimously adopted at a duly convened meeting of the Board and direct that this Written Consent be filed with the minutes of the proceedings of the Board.

IT IS HEREBY RESOLVED that the terms of a transaction with Bitmain to purchase 30,000 S19j Pro BitMain miners for a gross purchase price of $ is approved with the following terms ("Transaction"), are ratified, confirmed and approved:

(i) Quantities and delivery times as set forth below:
(ii)

Batch	Product Name	Shipping Schedule	Reference Quantity	Total Rated Hashrate (T)	Price (US$/ T)	Unit Price (US$)	Total Price (US$)
1	HASH Super Computing Server, S19j Pro	January 2022	5000	500000	46	4600	23000000
2	HASH Super Computing Server, S19j Pro	February 2022	5000	500000	44.5	4450	22250000
3	HASH Super Computing Server, S19j Pro	March 2022	5000	500000	42.5	4250	21250000
4	HASH Super Computing Server, S19j Pro	April 2022	5000	500000	41.5	4150	20750000
5	HASH Super Computing Server, S19j Pro	May 2022	5000	500000	39.5	3950	19750000

6	HASH Super Computing Server, S19j Pro	June 2022	5000	500000	38	3800	19000000

(ii) The purchase terms are as follows:

Payment Percentage	Note	Payment Date (Assuming this Agreement is signed on July 28, 2021.)
25%	25% of the Total Purchase Price	25% of the Total Purchase Price shall be paid by July 29, 2021.
35%	35% per month of a single batch	35% of the price for January batch shall be paid by July 29, 2021; 35% of the price for February batch shall be paid by August 15, 2021; 35% of the price for March batch shall be paid by September 15, 2021; 35% of the price for Apr batch shall be paid by October 15, 2021; 35% of the price for May batch shall be paid by November 15, 2021; 35% of the price for June batch shall be paid by December 15, 2021.
Remaining 40%	40% per month of a single batch	40% of the price for January batch shall be paid by November 15, 2021; 40% of the price for February batch shall be paid by December 15, 2021; 40% of the price for March batch shall be paid by January 15, 2022; 40% of the price for Apr batch shall be paid by February 15, 2022; 40% of the price for May batch shall be paid by March 15, 2022; 40% of the price for June batch shall be paid by April 15, 2022.

; and it is

FURTHER RESOLVED that the form, terms and provisions of the purchase agreement attached hereto as Exhibit A are hereby ratified, confirmed and approved, and that Fred Thiel is authorized to executed and deliver this agreement as CEO of the Company; and it is

FURTHER RESOLVED that Fred Thiel is authorized to negotiate and finalize the Transaction with such additional and varied terms, as he deems reasonable in his business judgment; and it is hereby

FURTHER RESOLVED that Fred Thiel is authorized to have prepared instruments with regard to the Transaction, with such written terms as he deems appropriate and to execute and deliver such agreements and instruments and take such actions necessary to consummate the Transaction.

General

IT IS HEREBY RESOLVED, that this Board hereby authorizes and directs the Authorized Officers, acting alone, in the name and on behalf of the Company, to do and perform all such further acts and things, to make, execute, acknowledge, verify, certify, deliver, file and record in the name and on behalf of the Company, and, to the extent required under its corporate seal, any and all other instruments, certificates, forms of resolution and other documents and to do any and all other acts as said Authorized Officers shall deem necessary or advisable in order to carry out, comply with, and effectuate the intent and purposes of the foregoing resolutions, and any or all of the transactions contemplated herein, the authority thereof to be conclusively evidenced by the taking of such action or the execution and delivery of such documents.

IN WITNESS WHEREOF, the undersigned have signed this Written Consent as of the date first written above.

____
Merrick D. Okamoto

____
Georges Antoun

____
Jay Leupp

____
Kevin DeNuccio

____
Fred Thiel

From: Jolle Kahn jolie@marathondh.com
Subject: FW: Next purchase of BitMain miners - UWC for approval
Date: July 29, 2021 at 10:40 AM
To: Will will@marathondh.com

JK

From: kevin wildwestcapital.com <kevin@wildwestcapital.com>
Sent: Thursday, July 29, 2021 1:37 PM
To: Fred Thiel <fred@marathondh.com>
Cc: MARABoD <MARABoD@marathondh.com>
Subject: Re: Next purchase of BitMain miners - UWC for approval

Fred,

Approved by me.

I am on the road so will have to forward the signed UWC on Saturday.

Thanks

Kevin

Kevin A DeNuccio
Founder
Wild West Capital
+1-408-221-2525

Sent from my iPhone

On Jul 29, 2021, at 11:25 AM, Fred Thiel <fred@marathondh.com> wrote:

Dear members of the board of directors,

As you are all aware, our success in the bitcoin mining industry, and key driver of our valuation, is driven by growing our mining capacity and our industry leading position as one of the largest bitcoin mining companies in North America.

Last year we placed what at the time was one of the largest orders (~70,000 miners) ever for bitcoin mining equipment with our vendor Bitmain. Those miners will be deployed by end of Q1 2022 resulting in Marathon having a total hashrate of approximate 10 exahash, representing about 6% of the estimated global hashrate.

One of the key characteristics of our industry is that the global hashrate and resulting difficulty rate is in a general uptrend while botcoin rewards are constant, which means that unless we grow our hashrate proportionally to the

growth in the global hashrate our bitcoin rewards and resulting revenues will decline over time.

As part of our continuing growth plan and to keep pace with the growth in the global hashrate, we are placing an order with Bitmain this week for 30,000 new miners to be delivered 5,000 units per month from January to June 2022. This will result in Marathon having a total hashrate by end of June 2022 of closer to 14 exahash, slightly growing our prorata share of the global hashrate.

Additionally, this would position Marathon to have nearly 2x the mining capacity of RIOT, who has announced that they will be at 7.75 exahash by year end 2022. We expect that this will drive additional interest from investors and analysts who will see that we are growing much faster than RIOT and hopefully attribute us a much higher valuation as a result.

I apologize for not doing this via a phone call that would allow for more Q&A, but it is important for us to get this approved today as a price increase is scheduled if the order is submitted after tomorrow.

Please approve this purchase as detailed in the attached UWC. Feel free to reach out with any questions.

Yours sincerely,

—

Fred Thiel
CEO

MARATHON DIGITAL HOLDINGS
NASDAQ:MARA

+1.725.218.3415 (o)
+1.949.842.6628 (m)
fred@marathondh.com
www.marathondh.com

Executive Assistant:
Judy Clayton
Judy@marathondh.com

Statement of Confidentiality: The information contained in this electronic message and any attachments to this message are intended for the exclusive use of the addressee(s) and may contain confidential or privileged information. If you are not the intended recipient, please notify

Marathon Digital Holdings immediately at 703-232-1701, and destroy all copies of this message and any attachments.

PDF

uwcbitmainpurc
hase72821.pdf